                                                                    Exhibit 99.1


                                  Exhibit 1

                   BENEFICIARIES OF BENTON LIQUIDATING TRUST



                          BENTON TRUST BENEFICIARIES
                       --------------------------------

                       China Nuclear Energy Industry Corp.
                       P.O. Box 822
                       Al Yue Tan Bei Jie
                       Beijing 100037,
                       China

                       Colorado National Bank
                       918 17th Street
                       Denver, CO 80202

                       CoreStates Philadelphia National Bank
                       P.O. Box 7558
                       Philadelphia, PA 19109-7558

                       FBS Leasing
                       1st Bank Place
                       601 2nd Ave. South
                       Minneapolis, MN 55402-4302

                          BENTON TRUST BENEFICIARIES
                       --------------------------------

                       FBS Mortgage
                       P.O. Box 64806
                       St. Paul, MN 55164

                       NationsBank Mortgage Corp.
                       P.O. Box 650520
                       Dallas, TX 75265

                       Kazahkstan Intertech Corporation
                       Dr. Matthew Grodowski
                       3 Commerce Drive
                       Suite 301
                       Atkinson, NY 03811

                       Nuclear Electric PLC
                       Barnett Way
                       Barnwood, Gloucester
                       GL4 7RS
                       United Kingdom

                       Washington Public Power Supply System
                       P.O. Box 2
                       Richland, WA 99352-0002

                       Westinghouse Electric Corporation
                       P.O. Box 73121
                       Chicago, IL 60673

                          BENTON TRUST BENEFICIARIES
                       --------------------------------

                       Palabora Mining Co
                       Rio Tinto House
                       122 Pybus Road
                       2199 Sandton
                       South Africa

                       Technabexport (Tenex)
                       Att:  Ludmila Zalimskaya
                       Staromonetnyi per. 26
                       109180 Moscow
                       Russia

                       Rocky Mountain Visa Gold
                       First Bank System/RMBC
                       P.O. Box 5400
                       Sioux Falls, SD 57117

                       Kay Aylin Meyer
                       P.O. Box 697
                       Camden, ME 04843

                       Harold C. Lindberg
                       15 Hardee Lane
                       Whispering Pines, NC 28327

                          BENTON TRUST BENEFICIARIES
                       --------------------------------


                       Robert Alexander
                       B M I
                       5411 Beaumont Center Blvd.
                       Suite 740
                       Tampa, FL 33634

                       Vostokredmet Kombinat
                       c/o Suzanne M. Rogers
                       240 Josephine Street, Suite 204
                       Denver, CO 80206

                       American Express
                       c/o Becket & Watkins
                       P.O. Box 3001, Dept. U
                       Malvern, PA 19355-0701

                       Charles H. Peterson
                       8407 River Rock Terrace
                       Bethesda, MD 20817

                       Donald P. Ebright
                       Zurichstrasse 135
                       8700 Kusnacht - Zurich
                       Switzerland

                       Thomas B. Foster
                       The Cascades Building
                       6300 S. Syracuse Way, Suite 210
                       Englewood, CO 80111

                       Donald W. Radcliffe
                       207 Kirk Ave.
                       Ypsilanti, MI 48197

                       Grand County Treasurer
                       Christina Whitmer
                       P.O. Box 288
                       Hot Sulpher Springs, CO 80451

                       First Bank System/RMBC
                       P.O. Box 5400
                       Sioux Falls, SD 57117

                          BENTON TRUST BENEFICIARIES
                       --------------------------------

                       M.D. Vincelette
                       Vostokredmet Kombinat
                       c/o Suzanne M. Rogers
                       240 Josephine Street, Suite 204
                       Denver, CO 80206

                       James J. Lightner
                       c/o Lightner & Castro
                       3104 Fourth Ave.
                       San Diego, CA 92103

                       Ralph O. Smith
                       141 Braemar Drive
                       Cheshire, CT 06410

                       Marie-Helene Levine
                       c/o Michael L. Gilbert, Esq.
                       50 S. Steele St., #480
                       Denver, CO 80209

                       Clark M. Beyer
                       1600 N. Oak Street, #1710
                       Arlington, VA 22209

                       Mr. Hans Vogt
                       c/o Nuexco Exchange AG
                       Leberngasse 15
                       4603 Olten
                       Switzerland

                       Alan A. Kennedy
                       10150 Arapahoe
                       LaFayette, CO 80026

                       Miller & Chevalier
                       655 Fifteenth St., N.W., Suite 900
                       Washington, DC 20005

                          BENTON TRUST BENEFICIARIES
                       --------------------------------
                       KB Aktiengesellschaft Fuer
                       Kernbrennstoffe (KKL)
                       c/o Elektrizitaets-Gesellschaft
                       Laufenburg AG
                       CH08022 Zurich
                       Switzerland

                       Palabora Mining Company Limited
                       c/o Alfred S. Lurey, Esq.
                       1100 Peachtree Street, N.E., Suite 2800
                       Atlanta, GA 30309-4530

                       John R. Adams
                       Thomas C. Seawell
                       1560 Broadway, Suite 1500
                       Denver, CO 80202

                       Faegre & Benson, P.L.L.P.
                       c/o Michael S. McCarthy
                       370 17th St., Suite 2500
                       Denver, CO 80202-4004

                       Kernkraftwerk Goagen-Daniken
                       AG (KKG)
                       Postfach 64
                       CH-4658 Daniken
                       Switzerland

                       James K. Sandison
                       2616 East 3rd
                       Casper, Wyoming 82609

                       Internal Revenue Service
                       600 17th St.
                       Stop 5028 DEN
                       Denver, CO 80202-2490

                       Kathryn B. Robertson
                       53 Kennedy Parkway
                       Iowa City, IA 52246

                          BENTON TRUST BENEFICIARIES
                       --------------------------------

                       Life Insurance Co. of Georgia
                       c/o Brian L. Schleicher, Esq.
                       Kilpatrick & Cody
                       1100 Peachtree St., Suite 2800
                       Atlanta, GA 30309-4530

                       Columbine Life Insurance Co.
                       c/o Brian L. Schleicher, Esq.
                       Kilpatrick & Cody
                       1100 Peachtree St., Suite 2800
                       Atlanta, GA 30309-4530

                       Irwin W. Mathisen
                       c/o Bailey, Harring & Peterson, PC
                       1660 Lincoln St, Suite 3175
                       Denver, CO 80264

                       Brad L. Doores
                       c/o Bailey, Harring & Peterson, PC
                       1660 Lincoln St., Suite 3175
                       Denver, CO 80264

                       Patrick D. Hillard
                       c/o Bailey, Harring & Peterson, PC
                       1660 Lincoln St., Suite 3175
                       Denver, CO 80264

                       William L. Rhoadarmer
                       c/o Bailey, Harring & Peterson, PC
                       1660 Lincoln St., Suite 3175
                       Denver, CO 80264

                       Rick L. Townley
                       c/o Bailey, Harring & Peterson, PC
                       1660 Lincoln St., Suite 3175
                       Denver, CO 80264

                       Christopher M.T. Thompson
                       c/o Bailey, Harring & Peterson, PC
                       1660 Lincoln St., Suite 3175
                       Denver, CO 80264

                          BENTON TRUST BENEFICIARIES
                       --------------------------------

                       Judy M. Pratt
                       c/o Bailey, Harring & Peterson, PC
                       1660 Lincoln St., Suite 3175
                       Denver, CO 80264

                       Nordostschweizerische Karftwerke
                       AG (NOK)
                       Parkstrasse 23
                       Baden CH-5400
                       Switzerland

                       Robert Fillingham
                       c/o Cohen Brame & Smith
                       1800 Norwest Center
                       1700 Lincoln St.
                       Denver, CO 80203

                       Racom Systems, Inc.
                       6080 Greenwood Plaza Blvd.
                       Englewood, CO 80111

                       James E. Vaughan
                       430 Chemin des Hautins 3
                       F 01280 Prevessin
                       France

                       Concord Employee Savings
                       c/o CSI Enterprises, Inc.
                       Three Park Central, Suite 900
                       1515 Arapahoe St.
                       Denver, CO 80202

                       Robert H. Porter
                       400 S. Steele St., #71
                       Denver, CO 80209

                       Edward M. Gabriel
                       3417 1/2 P St. N.W.
                       Washington, DC 20007

                          BENTON TRUST BENEFICIARIES
                       --------------------------------

                       Charles H. Peterson
                       Stephen W. Seifert
                       Fairfield and Woods, P.C.
                       1700 Lincoln, #2400
                       Denver, CO 80203-4524

                       Sophia Barter
                       c/o Stephen W. Seifert
                       Fairfield and Woods, P.C.
                       1700 Lincoln, #2400
                       Denver, CO 80203-4524

                       John R. Barter
                       c/o Stephen W. Seifert
                       Fairfield and Woods, P.C.
                       1700 Lincoln, #2400
                       Denver, CO 80203-4524

                       Leo Rostermundt
                       c/o Stephen W. Seifert
                       Fairfield and Woods, P.C.
                       1700 Lincoln, #2400
                       Denver, CO 80203-4524

                       Intertech Corporation
                       Weiman, Cohen & Niebrugge, P.C.
                       1600 Stout St., 1300
                       Denver, CO 80202

                          BENTON TRUST BENEFICIARIES
                       --------------------------------

                       George J. Stathakis
                       One Bush St., 6th Floor
                       San Francisco, CA 94104

                       Colorado Baseball Partnership 1993, Ltd
                       c/o Faegre & Benson
                       2500 Republic Plaza
                       370 Seventeenth St.
                       Denver, CO 80202-4004

                       Gerry L. Murdock
                       c/o Robinson, Waters, O'Dorisio
                       1099 Eighteenth St., Suite 2600
                       Denver, CO 80202
                       Attn:  Stephen L. Waters, Esq.

                       Richard C. Jennewine
                       17053 East Jamison Ave.
                       Aurora, CO 80016

                       James E. Lewis
                       475 17th St., Suite 790
                       Denver, CO 80202

                       Jerry D. McMorris
                       c/o Faegre & Benson
                       2500 Republic Plaza
                       370 Seventeenth St.
                       Denver, CO 80202-4004

                          BENTON TRUST BENEFICIARIES
                       --------------------------------

                       Daniel K. Newell
                       33 Third Street S.E., Suite 400
                       Huron, SD 57350

                       Fredrick J. Boyne
                       6005 S. Chester Way
                       Englewood, CO 80111

                       Raymond G. Larson
                       1063 Red Oaks Loop N.E.
                       Albuquerque, NM 87122

                       Uranium Resources, Inc.
                       Marc D. Flink c/o Alfred C. Chidester
                       303 E. 17th Ave, #1100
                       Denver, CO 80203

                       Charles K. Monfort
                       Walker Miller, Esq.
                       822 - 7th St., Suite 760
                       Greeley, CO 80631

                       Robert C. Saffell
                       31076 Shawnee Lane
                       Evergreen, CO 80439

                       Dennis R. Saffell
                       P.O. Box 25
                       Winter Park, CO 80482

                       Colorado Department of Revenue
                       Tax Auditing & Compliance Div.
                       1375 Sherman St., Room 504
                       Denver, CO 80261

                       Union Bank of Switzerland
                       Attn: G. Christian Ullrich
                       299 Park Avenue
                       New York, NY 10171

                          BENTON TRUST BENEFICIARIES
                       --------------------------------

                       Karelia Investments Limited, a
                        British Virgin Islands Corp
                       c/o A. Bruce Campbell
                       950 17th St., Suite 1600
                       Denver, CO 80202

                       Robert Fillingham
                       c/o Cohen Brame & Smith
                       1800 Norwest Center
                       1700 Lincoln St
                       Denver, CO 80203

                       British Nuclear Fuels Plc
                       c/o S. Perry Thomas, Jr.
                       999 Peachtree St., N.E.
                       Atlanta, GA 30309-3996

                       Irwin W. Mathisen
                       c/o Bailey, Harring & Peterson, P.C.
                       1600 Lincoln St., Suite 3175
                       Denver, CO 80264

                       Robert L. Bovey
                       2603 Valley Dr.
                       Alexandria, VA 22302

                       Professional Bank
                       Attn: Everett S. Covington
                       4100 E. Mississippi Ave.
                       Denver, CO 80222

                       Pinemeadows, Ltd.
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                       Premier Management, Ltd.
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                          BENTON TRUST BENEFICIARIES
                       --------------------------------

                       Energy Fuels Nuclear, Inc.
                       Rick L. Townley
                       1515 Arapahoe Street, Suite 900
                       Denver, CO 80202

                       JRA Enterprises, LTD.
                       c/o Energy Fuels Nuclear, Inc.
                       1515 Arapahoe Street, Suite 900
                       Denver, CO 80202

                       Albuquerque Uranium Corporation
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                       Intercontinental Energy Corp.
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                       Energy Fuels Transportation Company
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                       Energy Fuels, Ltd.
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                       Energy Fuels Exploration Company
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                       Concord Resources CIS, Ltd.
                       Concord Employee Savings
                       c/o CSI Enterprises, Inc.
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                          BENTON TRUST BENEFICIARIES
                       --------------------------------


                       Concord Resources, S.A. (ARG)
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                       Concord Resources PTY., Ltd. (AUS)
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                       Concord Resources, Ltd (U.K.)
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                       Concord Resources, Ltd. (H.K.)
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                       Nuexco, A Nevada Corporation
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                       Nuexco International Corporation
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                       Concord-Nuexco International Corp.
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                       Concord-Centurion Finance Ltd.
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                       Skyline Holdings, Inc.
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                          BENTON TRUST BENEFICIARIES
                       --------------------------------


                       CSI Enterprises, Inc.
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                       Skyline Partners 1993, L.P.
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                       CLC Holdings Corp./fka First Concord
                        Acceptance Corp.
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                       Concord International Mining
                        & Mgmt. Corp.
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                       Nuclear Trading & Development, Inc.
                       Three Park Central, Suite 900
                       1515 Arapahoe Street
                       Denver, CO 80202

                       Bruce H. Butterwick
                       c/o Nancy D. Miller, P.C.
                       1600 Broadway, Suite 2312
                       Denver, CO 80202

                       Walbrook Trustees (Jersey) Ltd.
                       P.O. Box 248
                       Laco Coutanche House
                       66/68 Esplanade, St. Helier
                       Jersey, Channel Islands
                       AA0153A-339AA

                       Fredrick J. Boyne
                       1132 Sugarbush Lane
                       Waconia, MN 55387

                          BENTON TRUST BENEFICIARIES
                       --------------------------------

                       Eugenia Turkuli
                       13907 E. Utah Circle
                       Aurora, CO 80012

                       McDermott, Will & Emery
                       Attn:  Carl Lowry, Esq.
                       227 West Monroe
                       Chicago, IL 60606-5096

                       Salim Investments, Ltd.
                       c/o William G. Horlbeck, P.C.
                       518 17th Street, Suite 950
                       Denver, CO 80202

                       O.J.C. Runnalls
                       170 Lytton Blvd.
                       Toronto, Ontario M4R 1L4
                       Canada

                       LT Womack
                       [no address available]

                       PAMCO Ltd.
                       [no address available]

                       Albert Williamson
                       [no address available]